UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 30, 2026
Date of Report (Date of earliest event reported)
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WORKIVA INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-36773 (Commission File Number)	47-2509828 (I.R.S. Employer Identification Number)
2900 University Blvd Ames, IA 50010 (888) 275-3125
(Address of principal executive offices and zip code)
(888) 275-3125
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.001	WK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 4 - Matters Related to Accountants and Financial Statements
Item 4.01 - Changes in Registrant’s Certifying Accountant.
(a) Dismissal of Independent Registered Public Accounting Firm.
On April 30, 2026, the Audit Committee of the Board of Directors (the “Committee”) of Workiva Inc. (the “Company”) approved the dismissal of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm, effective immediately following the completion of their interim review of the Company’s unaudited interim consolidated financial statements for the quarter ended March 31, 2026, and the filing of the Company’s Quarterly Report on Form 10-Q for that interim period.
The reports of EY on the Company’s financial statements for each of the two fiscal years ended December 31, 2025 and December 31, 2024, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
During the fiscal years ended December 31, 2025 and December 31, 2024, and the subsequent interim period preceding May 5, 2026, there were (i) no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of EY, would have caused EY to make reference to the matter of the disagreement in their reports on the financial statements for such years and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).
The Company provided EY with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that EY furnish the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of EY’s letter, dated May 5, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.
(b) Appointment of New Independent Registered Public Accounting Firm.
On April 30, 2026, the Committee approved the engagement of Grant Thornton, LLP (“GT”) as its new independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026 and related interim periods.
During the Company’s two most recent fiscal years ended December 31, 2025 and December 31, 2024, and for the subsequent interim period preceding May 5, 2026, neither the Company nor anyone on its behalf consulted GT regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of the Company, in connection with which neither a written report nor oral advice was provided to the Company that GT concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.
Section 9 - Financial Statements and Exhibits
Item 9.01 - Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit Number	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated May 5, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 5th day of May, 2026.

WORKIVA INC.

By:	/s/ Barbara Larson
Name:	Barbara Larson
Title:	Executive Vice President, Chief Financial Officer and Treasurer